Exhibit 99.01

neuralstem.com Neuroscience Innovation Forum January 7, 2018 1

neuralstem.com Safe Harbor Statement neuralstem.com 2 Safe Harbor statements under the Private Securities Litigation Reform Act of 1995 : This presentation contains forward - looking statements as defined in Section 27 A of the Securities Act of 1933 as amended, and section 21 E of the Securities Exchange Act of 1934 , as amended . Such forward - looking statements are based upon Neuralstem, Inc . ’s management’s current expectations, estimates, beliefs, assumptions, and projections about Neuralstem’s business and industry . Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward - looking statements . In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . These forward - looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict . Therefore, our actual results could differ materially and adversely from those expressed in any forward - looking statements as a result of various risk factors . These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Neuralstem’s cash flow, market acceptance risks, technical development risks and other risk factors detailed in Neuralstem’s Securities and Exchange Commission filings . For links to SEC documents please visit the company’s Web site : neuralstem . com . Although we believe that we have a reasonable basis for each forward - looking statement contained in this presentation, we caution you that forward - looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward - looking statements contained in this presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10 - K for the year ended December 31 , 201 6 filed with the Securities and Exchange Commission on March 14 , 2017 , Form 10 - Q for the period ended September 30 , 2017 , an in other reports filed with the SEC . In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward - looking statements contained in this presentation, they may not be predictive of results or developments in future periods . Any forward - looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law . 2

The Neuralstem Pipeline

Therapy	Indication	Preclinical	Phase I	Phase II	Phase III	Status
Small Molecule: Lead Asset						
NSI-189	Major Depressive Disorder (MDD)					Topline Results Reported
	Long-term Follow-up Study (MDD)					6 Month Observation Ongoing
	Supplementary Preclinical Program for Signal Generation					
	Angelman Syndrome					Ongoing
	Ischemic Stroke					
	Type 1 & 2 Diabetes-related Neuropathy					
	Irradiation-induced Cognitive Deficit					
	LTP Enhancement (cognition)					
Cell Therapy (to be advanced with external funding)						
NSI-566	Amyotrophic Lateral Sclerosis (ALS)					BD Initiatives
	Chronic Spinal Cord Injury					
	Ischemic Stroke					

NEURALSTEM INC neuralstem.com 3

neuralstem.com NSI - 189 MDD Phase 2a Exploratory Study Design Randomization (220) NSI - 189 80mg (44) NSI - 189 80mg (42) NSI - 189 40mg (44) NSI - 189 40mg (40) Placebo (132) Responder (66) Placebo (41) Non - responder (66) Placebo (22) NSI - 189 80mg (22) NSI - 189 40mg (21) Screening (350) Screening: 14 – 28 days Treatment: • 12 weeks • Assessments performed bi - weekly Stat Power Assumptions: • >80% • 2 - sided p < 0.05 • d=0.5 LT Follow up (separate study): • 24 weeks in community with no additional NSI - 189 therapy • Observation to assess durability • Blinded, became open - label Stage 1: 6 weeks Stage 2: 6 weeks 4

neuralstem.com Summary MDD Phase 2a Study -- Safety • Side effects: Fewer subjects than the placebo with symptoms and signs associated with MDD • Vital Signs: No clinically meaningful changes in body weight or BMI • ECG: No clinically significant changes • Sexual Functioning Inventory: No clinically meaningful changes • Suicidal Ideation: No clinical meaningful changes • Drop - outs in Stage 1 = 25 (19%) Placebo : 5 (5%) Active Suggests that disease burden is less in active group, a sign of positive drug effect Greater number of MDD - related symptoms in Placebo than Active Another sign of positive drug effect 5

neuralstem.com 6 Stage 2 Cohen’s d Effect Size MDD Phase 2a Study Endpoints/Results

neuralstem.com NSI - 189 Pre - clinical Data Insight into MOA and Support for Broad Potential in CNS

neuralstem.com Pre - clinical Overview Preclinical data suggests a new paradigm of reversing damage caused by disease/injury • Restores LTP of Angelman Syndrome mouse brain • Enhances short - term and long - term potentiation of normal mouse brain • Enables faster, better, durable recovery after ischemic stroke in rat, that corresponds with increased neurogenesis and synaptic remodeling • Ameliorates cognitive deficit in irradiated rat • Prevents/Reverses Type 1 and/or 2 diabetic neuropathy 8

NSI-189 Enhances Synaptic Plasticity

For mechanistic studies:

- **cognition = memory**
- **LTP is a cellular biomarker of memory**



TBS after 2.5 h incubation
TBS after 3.5 h incubation
WT-Vehicle
WT-NSI189 (10μM)
EPSP slope (% of baseline)
Time (min)

- **Enhances short- and long-term potentiation of normal mouse brain slices (n=8)**
- **Effect increases with exposure time and concentration.**



AS
WT-vehicle
AS-NSI189
EPSP slope (% of baseline)
Time (min)

- **Restores LTP of Angelman Syndrome mouse brain slices.**
- **Confirmatory model of the genetic disease.**

LTP = Long term potentiation
EPSP = Excitatory postsynaptic potential
TBS = Theta burst stimulation

By courtesy of Yan Liu[1], Xiaoning Bi[1], Michel Baudry[1] Western University of Health Sciences, Pomona, CA91766

NEURALSTEM INC neuralstem.com 9

neuralstem.com 10 NSI - 189 Stimulates Synaptic Remodeling 0 0.5 1 1.5 2 2.5 3 3.5 Mean Neurologic Score Bederson Neurologic Test End of dosing 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 12 Week- Control 12 Week NSI- 189 (30mg/kg) 24 Week- Control 24 Week NSI- 189 (30mg/kg) MAP - 2 Density (pixel Intensity/um 2 ) MAP - 2 in Hippocampus * p<0.0005 * p<0.0291 Long - Term Motor Recovery after Ischemic Stroke in Rat

neuralstem.com Weeks of Diabetes 0 2 4 6 8 10 12 14 16 18 Conduction Velocity (m/s) 36 38 40 42 44 46 48 Ctl + Vehicle Diabetes + Vehicle Diabetes + NSI189 Treatment Initiated * * Type 1 Diabetes Model — Intervention Study Type 2 Diabetes Model — Prevention Study NSI - 189 Increases Motor Nerve Conduction Velocity 11 MNCV

neuralstem.com Number of PGP 9.5 - stained profiles in the epidermis (intra - epidermal nerve fibers: IENF) 3D reconstruction of nerve structure in the mouse cornea: A delta fibers (yellow) penetrating the Bowman’s layer and spreading into the sub - basal nerve plexus (red) NSI - 189 Increases Nerve Fiber Density c o n t r o l S T Z S T Z + N S I 1 8 9 ( I ) 0 10 20 30 40 Paw Skin IENF p r o f i l e s / m m c o n t r o l S T Z S T Z + N S I 1 8 9 ( I ) 15 20 25 30 35 Paw Skin Dermal Nerves p r o f i l e s / m m c o n t r o l S T Z S T Z + N S I 1 8 9 ( I ) 0 10 20 30 40 50 Corneal Sub Basal Nerve Plexus % o c c u p a n c y c o n t r o l S T Z S T Z + N S I 1 8 9 ( I ) 0 20 40 60 Corneal Stroma % o c c u p a n c y 12 Type 1 Diabetic Mouse Model, after 10 - week Treatment STZ = streptozotocin – induced diabetes

neuralstem.com neuralstem.com 4. NSI - 566 ALS, Stroke & Chronic Spinal Cord Injury

Cell Therapy: Clinical Activity Across Three Indications

	Indication	Preclinical	Phase I	Phase II	Phase III	Status
Cell Therapy (to be advanced with external funding)						
NSI-566	Amyotrophic Lateral Sclerosis (ALS)					Phase 2a completed
	Chronic Spinal Cord Injury					Phase 1 follow-up
	Ischemic Stroke					Phase 1 follow-up

- ALS Phase 1 & 2: demonstrates preliminary clinical benefit against historical data
- Phase I stroke completed dosing all 9 patients and currently evaluating safety
- cSCI is currently evaluating 4 Phase 1 thoracic patients; Phase 1 trial recruiting additional (Group B) 4 cervical patients
- Over 300 proprietary neural stem cell lines

NEURALSTEM INC neuralstem.com 14

Cell Therapy Program Overviews

ALS

MARKET CONSIDERATIONS
- Orphan condition
- NSI-566 granted orphan status by FDA
- Rapid accelerating disease/poor prognosis
- Limited treatment options
- Opportunity for RMAT designation (21st Century Cures Act)

PROGRAM OVERVIEW
- Transplantation into spinal cord of ALS patients
- Phase 1 & Phase 2a dose-escalation, safety studies completed
- 30 subjects with 2-6 years of safety Data
- Additional matched pairs analysis with historic data set (PROACT) insightful

KEY TAKEAWAYS
- Procedure and treatment is well-tolerated
- Long-term cell graft survival (2.5 years) proven at autopsy

Ischemic Stroke

MARKET CONSIDERATIONS
- 1.8 million with paralysis due to stroke in the US*
- No treatment to reverse paralysis
- Majority of patients not aware of the stroke until well after the event
- Current therapies require access within hours of event

PROGRAM OVERVIEW
- Phase 1 open-label, dose-escalation, feasibility & safety study for the treatment of paralysis from chronic motor stroke
- Patient profile: Stable patients 3-24 months post-event with stable hemi-paralysis
- N = 9
- Follow up – 1 year post-surgery
- Secondary endpoints include improved recovery

KEY TAKEAWAYS
- Treatment well-tolerated
- Innovative transplantation (platform/brain injection cannula) system developed

Chronic Spinal Cord Injury

MARKET CONSIDERATIONS
- 1.5 million with paralysis due to spinal cord injury in the US*
- 17,000 new injuries per year
- No treatment options

PROGRAM OVERVIEW
- USCD funded
- Phase I cSCI Group A 4 Thoracic AISA-A complete spinal cord injury (dosing completed)
- Phase I cSCI Group B 4 Cervical AISA-A complete spinal cord injury (recruiting)

KEY TAKEAWAYS
- Stem cell treatment was safe and well-tolerated
- No serious adverse events
- Self-reported ability to contract some muscles below the level of injury in one of the four subjects treated was confirmed via clinical and electrophysiological follow-up examinations

*Prevalence and Causes of Paralysis—United States, 2013. Armour, B.S. et al. (2016) Am J Public Health. 106: 1855-1857.

NEURALSTEM INC neuralstem.com 15

NSI-566: ALS Phase I and II

2-Year Follow-Up vs Historical Data (PRO-ACT)

ALSFRS-R

	Ph1/2		PRO-ACT		
	N	Mean (SD)	N	Mean (SD)	t-test
Baseline	21	36·5±5·4	1108	38·1±4·7	0·17
6 months	18	30·6±6·5	974	32·5±7·6	0·25
12 months	14	30·5±9	655	28·3±9·3	0·37
18 months	11	31·8±8·1	165	24·6±10·4	0·016
24 months	11	30·1±8·6	86	24·0±10·2	0·048

ALS/SURV

	Ph1/2		PRO-ACT		
	N	Median (IQR)	N	Median (IQR)	Wilcoxon
Baseline	21	38 (31,40)	1108	39 (35,42)	0·12
6 months	20	29·5 (23,35·5)	1012	33 (27,38)	0·11
12 months	18	26·5 (16,35)	792	26 (15,35)	0·82
18 months	17	27 (1·2yr,36)	351	1·4yr (0·8yr,24)	0·028
24 months	19	23 (1·2yr,33)	306	1·2yr (0·8yr,10)	0·0038

NEURALSTEM INC neuralstem.com 16

neuralstem.com 17 NSI - 566 stroke: Phase I Meaningful Clinical Benefits: >10 points of improvement in Fugl - Meyer Motor Score Fugl - Meyer Motor Score Post Treatment (months, 0 - 12) Change from Baseline (+/ - SEM) Modified Rankin Scale Change from Baseline (+/ - SEM) Post Treatment (months, 0 - 12) NIH Stroke Scale Post Treatment (months, 0 - 12) Change from Baseline (+/ - SEM) 1 - Year Follow - Up Data

neuralstem.com Management Richard Daly Chief Executive Officer & acting CFO Karl Johe, Ph.D. Chief Scientific Officer Thomas Hazel, Ph.D. Senior Vice President, Research David Recker, M.D Chief Medical Officer 18 25+ years of Pharma & biotech leadership experience; start up, scale up and transformations 30+ years of clinical development expertise; small molecule and cell therapy: pain, CV/metabolic, GI, RA Co - founder Discoverer of neural stem cells and neurogenic molecules, co - founder of Neuralstem, developer of the Company’s clinical programs. 25 years of experience in human neural stem cell R&D, scale - up and manufacturing, and assay development